1 We answer to you. Business Update EEI, New York City May 2006 NYSE: AVA www.avistacorp.com Exhibit 99.1

We answer to you.
Corporate Summary
Regulated Non-regulated
Energy company involved in the production,
transmission and distribution of energy as well as
other energy-related businesses
Incorporated in 1889 and headquartered in
Spokane, Washington
Avista Utilities is a company operating division
comprising the regulated utility operations that
provides electric and natural gas service to
customers in Washington, Idaho and Oregon
Avista Advantage is a business process outsourcer
that provides facilities resource management
Avista Energy provides electricity, natural gas and
hydroelectric portfolio optimization and
management, as well as risk management services

3 We answer to you. Avista Utilities

4 We answer to you. Electric and Natural Gas Service Areas

We answer to you.
Q1 2006 Results
1,885 new electric customers
2,091 new natural gas customers
Extended service to:
589 electric development lots
6,012 in planning stage
1,118 gas development lots
5,291 in planning stage
Customer Growth
Forecasted growth for the next four years:
2.5% for electric customers
4.0% for natural gas customers
0
3,000
6,000
9,000
12,000
15,000
18,000
21,000
2002 2003 2004 2005 Q1 2006
Electric Gas

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Integrated Resource Plan (IRP)
Acquiring additional transmission is critical to the Company’s plans
Over half of future energy needs are met with renewables, plant upgrades and conservation
Energy and capacity deficits begin in 2010 and 2009, respectively
Avista’s 2005 IRP calls for acquisition of 69 MW of conservation, 400 MW of wind, 80 MW of other renewable resources, 52 MW of hydroelectric efficiency upgrades and 250 MW of coal-based generation over a period of ten years
2006 Resource Mix
Other
Renewables 2%
Hydro Upgrades
1%
Contract 8%
Coal 11%
Hydro 52%
Gas 26%
2016 Resource Mix
Wind 4%
DSM 3%
Other
Renewables 5%
Hydro Upgrades
2%
Contract 3%
Coal 19%
Hydro 42%
Gas 22%

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2006 Utility Capital Expenditures
Total Utility capital expenditures results in an additional $80 million to net rate base
230 kV
Upgrades $29
Other $7
IS/IT & Security
$10
Gas $11
Environmental
$10
Growth $40
Electric
Transmission &
Distribution $26
Generation $27
$160 Million Total CapEx *
* Excludes Automated Meter Reading

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Transmission System Upgrades
19 of 30 projects fully commissioned (63%)
50 of 115 miles of 230 kV line constructed
4 of 6 – 230 kV substations energized
90 of 200 miles of F/O cable installed
Total project cost is approximately $120 million through 2007
230 kV Construction Schedule and Cost Trend
Palouse 230 Line
Lolo Substation
Beacon-Bell 230 Lines
$29,200
2006
$20,835
2007
Benewah Substation
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
Beacon-Rathdrum Line
2003
Palouse 230 Line
Lolo Substation
Beacon-Bell 230 Lines
$29,200
2006
$20,835
2007
Benewah Substation
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
Beacon-Rathdrum Line
2003
($ thousands)

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Hydro Upgrades
Noxon Rapids Runner Upgrade
Noxon Rapids is Avista’s largest hydro project
Upgrade Units 1-4 to improve efficiency, reliability and
eliminate operating restrictions
Replace turbine runners on Units 1-4
Requires $31.4 million of capital over the
next seven years
Requires $1.4 million for maintenance over
the same period
Noxon Rapids capacity improvements
Maximum capacity is 554 MW; currently
at 532 MW due to operating restrictions
Upgrade expected to restore maximum capacity, improve
unit availability and add an additional
16 MW
Total plant increased to 570 MW
Noxon Rapids Dam

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Advanced Meter Reading (AMR)
Oregon
93,000 gas meters installed
Oregon granted a 35% Business Tax Credit on a portion
of the cost of the project
Idaho
Completed installation of 112,000 electric and gas
meters in 2005; additional 60,000 to install through 2008
IPUC pre-approved $16 million, four-year project,
including current return on investment
CapEx Dedicated to AMR
(in millions)
$2.3
$8.4
$8.7
2004 2005 2006

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Phase I: Gas service and collections company-wide, gas compliance Oregon
Phase II: Gas compliance in WA/ID, electric service workers company-wide
Phase II: Excludes construction crews & CPCs
Mobile Dispatch
Process improvements unlock expense savings
N/A $700,000 Approved Energy Business Tax Credit
$0.4 million $0.4 million Expense Increase
$0.8 million $1.3 million Average Annual Benefit
$1.6 million $2.8 million Capital Expenditures
63 68 Mobile Users
Phase II
Estimate Phase I Category
Field worker to dispatcher ratio is currently at 8:1
Phase I target ratio is 14:1
Phase II target ratio is 43:1

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Avista Utilities
Regulatory Update
Authorized
48% 10.25% 8.88%
Oregon Natural Gas
(implemented in October 2003)
43%
40%
Common
Equity
Level
Return
on
Equity
Rate of
Return Jurisdiction and service
10.40% 9.25%
Idaho Electric and Natural Gas
(implemented in September 2004)
10.40% 9.11%
Washington Electric and Natural Gas
(implemented in January 2006)
$67 million $63 million $447 million $136 million $801 million
Gas Gas Electric Gas Electric
Oregon Idaho Washington
Rate Base

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Washington ERM
*
Idaho PCA
Power Supply Costs in Base Rates
$0
+ $9 Million
- $9 Million
90/10 Sharing
90/10 Sharing
Power Supply Costs in Base Rates
$0
90/10 Sharing
90/10 Sharing
Avista Utilities
Electric Power Cost Mechanism
* On January 31, 2006 Avista filed with the WUTC to review the ERM and eliminate the $9 million deadband.
The Commission has made a commitment to expedite the process. Any changes made to the ERM will be effective January 1, 2006.

14 We answer to you. Avista Advantage

We answer to you.
Facility Information and Expense Management Services for
Utilities, Telecom and Waste
3
2
1
ENHANCED SERVICES
Post payment analysis, leverage data
and execute strategies.
Rate Optimization, Contract Management, Energy Supply
Management, Network Planning, Usage Trending,
Executive Reporting and EPA Energy Star Measurement.
AUDIT & REPORTING
Validate invoices, identify and resolve
errors, optimize services.
Bill and Service Rate Accuracy, Initial Recovery Audit,
Inventory Tracking and Management, Online Reports and
Measurements.
PROCESS & PAY
Receive, enter and scan invoices, cost
allocate, issue vendor payments.
Bill Receipt, Processing and Payment, Expense
Management
Avista Advantage

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Avista Advantage
Avista Advantage has
penetration in
virtually all market
segments; industry
penetration is
approximately 18%.
All Clients by Market Segment
Health & Med
6%
Government
7%
Big Box
9%
Retail Food
17%
Industrial
19%
Financial
Services
4%
Multi-Site
Retail
21%
Hospitality &
Property Mgt
14%
Grocery
3%
Client sampling:

17 We answer to you. Provides services for more than 175,000 Client sites throughout the United States Avista Advantage

We answer to you.
Avista Advantage
Net Income
Revenue
Avista Advantage’s
revenues increased
by 35% for 2005, as
compared to 2004.
.
$(4,500,000)
$(3,500,000)
$(2,500,000)
$(1,500,000)
$(500,000)
$500,000
$1,500,000
$2,500,000
$3,500,000
$4,500,000
2002 2003 2004 2005 Q1 2006
$-
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
2002 2003 2004 2005 Q1 2006

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Avista Advantage
Sites Billed
$ Value of Bills Processed
Total Accounts
The number of billed
sites increased by
approximately 33,000,
or 25% in 2005.
$-
$1,000,000,000
$2,000,000,000
$3,000,000,000
$4,000,000,000
$5,000,000,000
$6,000,000,000
$7,000,000,000
$8,000,000,000
$9,000,000,000
$10,000,000,000
2002 2003 2004 2005 Q1 2006
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
5,000,000
5,500,000
2002 2003 2004 2005 Q1 2006
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
2002 2003 2004 2005 Q1 2006

20 We answer to you. Avista Energy

We answer to you.
Saskatchewan
Medford
Mid-Columbia
Malin
COB
Spokane
AECO
Sumas
Stanfield
Lancaster
(270mw)
British Columbia
Alberta
Jackson  Prairie
Storage
John
Day
Chelan
(2.6 BCF)
Kingsgate
Teck
Cominco
Clark Co.
PUD
To Rockies
Montana
Idaho
Oregon
Washington
Saskatchewan
Medford
Mid-Columbia
Malin
COB COB
Spokane
AECO
Sumas
Stanfield
Lancaster
(270mw)
British Columbia
Alberta
Jackson  Prairie
Storage
John
Day
Chelan
(2.6 BCF)
Kingsgate
Teck
Cominco
Clark Co.
PUD
To Rockies
Montana
Idaho
Oregon
Washington
Electricity
Transmission
BPA
PGE
Hydro facilities
Chelan Co
PUD
Teck Cominco
Location
Spread
Time
Spread
Gas
Pipeline transport
NEGT
NW Pipeline
Natural gas storage
Jackson Prairie
Natural gas-fired generation
* Lancaster Project
* Clark County PUD
Inter-commodity Spread
Electricity
Transmission
BPA
PGE
Hydro facilities
Chelan Co
PUD
Teck Cominco
Location
Spread
Time
Spread
Gas
Pipeline transport
NEGT
NW Pipeline
Natural gas storage
Jackson Prairie
Natural gas-fired generation
* Lancaster Project
* Clark County PUD
Inter-commodity Spread
Avista Energy
Energy Marketing and Resource Management
$0.47 2002
$0.43* 2003
$0.20* 2004
$(0.18) 2005
$0.10 Q1 2006
Earnings per
Diluted Share
Long-term contract rights to physical assets in the West
Generation, transmission, pipelines and storage
* Includes Avista Power asset impairment write-down of
$(0.06) per share in 2003 and $(0.07) in 2004.

We answer to you.
Avista Energy
Key Contractual Assets and Strategic Agreements
Power Generation and Transmission
Lancaster 270 MW CCCT power project
250 MW of NW point-to-point transmission (BPA)
200 MW of firm AC intertie transmission capacity
Chelan PUD: real-time management of 2000 MW hydro system
Teck-Cominco: 450 MW hydro optimization
Clark PUD: 280 MW CCCT optimization
Barrick Goldstrike Mines: 115 MW thermal optimization
Columbia Power Corporation: 70 MW hydro optimization in 2007
Natural Gas
Jackson Prairie Natural Gas Storage
(2.7 million MMBtu’s working capacity; 100,000 MMBtu’s per day)
Nova/ANG/GTN: long-term natural gas transport
250 plus end-user customers and growing
Clark County PUD: fuel manager (48,000 m/day)
City of Ellensburg: utility operations (storage, transportation, commodity, scheduling)

23 We answer to you. Financial

We answer to you.
Cash Flow First Quarter 2006
($ thousands)
Three Months Ended March 31,
$59,225 $71,090 Ending Cash
88,317 25,917 Beginning Cash
(29,092) 45,173 Increase (Decrease) in Cash
(126) 1,690 Other
(20,459) (40,425) Debt Increase (Decrease), Net
(6,544) (6,803) Dividends on Common Stock
(1,963) 90,711 Free Cash Flow
(69,911) (16,377) Net Investing Activities
67,948 107,088 Cash Flow from Operations
$10,189 $31,572 Net Income
2005 2006

We answer to you.
Capital Expenditures
($ millions)
0
50,000
100,000
150,000
200,000
250,000
2002 2003 2004 2005 2006 Target
Avista Utilities
Energy Marketing & Resource Management
Avista Advantage & Other
Coyote Springs 2
$84
$106
$118
$218
$160

26 We answer to you. Consolidated Earnings $0.60 $0.89 $0.72 $0.92 $0.64 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2002 2003 2004 2005 Q1 2006

27 We answer to you. 2006 Earnings Guidance $(0.05) Other $0.10-$0.12 Avista Advantage $0.20-$0.30 Energy Marketing & Resource Management $1.00-$1.15 Avista Utilities $1.30-$1.45 Consolidated 2006

We answer to you.
This presentation contains forward-looking statements, including statements regarding the company’s current expectations for future financial performance and cash flows, capital expenditures, the company’s current plans or objectives for future operations, future hydroelectric generation projections, projected energy deficits in future periods and other factors, which may affect the company in the future. Such statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond the company’s control and many of which could have significant impact on the company’s operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from the those anticipated in such statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions, including the effect of precipitation and temperatures on the availability of hydroelectric resources and the effect of temperatures on customer demand; changes in wholesale energy prices that can affect, among other things, cash requirements to purchase electricity and natural gas for retail customers, as well as the market value of derivative assets and liabilities and unrealized gains and losses; volatility and illiquidity in wholesale energy markets, including the availability and prices of purchased energy and demand for energy sales; the effect of state and federal regulatory decisions affecting the ability of the Company to recover its costs and/or earn a reasonable return; the outcome of pending regulatory and legal proceedings arising out of the “western energy crisis” of 2001 and 2002, and including possible retroactive price caps and resulting refunds; changes in the utility regulatory environment in the individual states and provinces in which the Company operates as well as the United States and
Canada in general; the outcome of legal proceedings and other contingencies concerning the Company or affecting directly or indirectly its operations; the potential effects of any legislation or administrative rulemaking passed into law, including the Energy Policy Act of 2005 which was passed into law in August 2005; the effect from the potential formation of a Regional Transmission Organization; wholesale and retail competition; changes in global energy markets; the ability to relicense the
Spokane River Project at a cost-effective level with reasonable terms and conditions; unplanned outages at any Company-owned generating facilities; unanticipated delays or changes in construction costs with respect to present or prospective facilities; natural disasters that can disrupt energy delivery as well as the availability and costs of materials and supplies and support services; blackouts or large disruptions of transmission systems; the potential for future terrorist attacks, particularly with respect to utility plant assets; changes in the long-term climate of the Pacific Northwest; changes in future economic conditions in the Company’s service territory and the United States in general; changes in industrial, commercial and residential growth and demographic patterns in the Company’s service territory; the loss of significant customers and/or suppliers; failure to deliver on the part of any parties from which the Company purchases and/or sells capacity or energy; changes in the creditworthiness of customers and energy trading counterparties; the Company’s ability to obtain financing through the issuance of debt and/or equity securities; the effect of any potential change in the Company’s credit ratings; changes in actuarial assumptions, the interest rate environment and the actual return on plan assets with respect to the Company’s pension plan; increasing health care costs and the resulting effect on health insurance premiums paid for employees and on the obligation to provide postretirement health care benefits; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; employee issues, including changes in collective bargaining unit agreements, strikes, work stoppages or the loss of key executives, as well as the ability to recruit and retain employees; changes in rapidly advancing technologies, possibly making some of the current technology quickly obsolete; changes in tax rates and/or policies; and changes in, and compliance with, environmental and endangered species laws, regulations, decisions and policies, including present and potential environmental remediation costs.
For a further discussion of these factors and other important factors, please refer to the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2005. The forward-looking statements contained in this presentation speak only as of the date hereof. The company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events.
New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the company’s business or the extent to which any such factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-
looking-statement.

29 We answer to you.